Exhibit 10.20

THIS DOCUMENT WAS PREPARED BY AND WHEN RECORDED MAIL TO Peter Marta, Esq. Kirkland & Ellis LLP Citigroup Center 153 East 53rd St. New York, NY 10022	SPACE ABOVE THIS LINE FOR RECORDER’S USE

Amendment to the Deed of Trust and Assignment of Rents

THIS AMENDMENT TO THE DEED OF TRUST AND ASSIGNMENT OF RENTS (the “Amendment”) is made and entered into this 11th day of June, 2004 by and between Dennis G. Dracup and Christine L. Dracup, husband and wife, as community property with right of survivorship, whose address is 25430 Via Cicindela, Carmel, CA 93923 (“Trustor”), in favor of Old Republic Title Company (“Republic”), as trustee, in trust for the benefit of Language Line, Inc., a Delaware corporation (“LL Inc.”), as successor in interest to Language Line, LLC, a Delaware limited liability company (“LLC”).

WITNESSETH:

WHEREAS, Trustor issued that certain Promissory Note Secured by Deed of Trust in the amount of $995,000.00, dated as of September 7, 2001 (the “Existing Promissory Note”) to LLC;

WHEREAS, Trustor, Republic, and LLC are parties to that certain Deed of Trust and Assignment of Rents, dated and recorded as of September 7, 2001, Instrument No. 2001-075957 (the “Deed of Trust”), securing Trustor’s obligations under the Old Promissory Note;

WHEREAS, Trustor issued that certain Amended and Restated Promissory Note Secured by Deed of Trust in the amount of $995,000.00, dated as of June 11, 2004 (the “New Promissory Note”) to LL Inc., which amended and replaced the Existing Promissory Note and which has terms substantially similar to those contained in the Existing Promissory Note in all material respects;

WHEREAS, Trustor desires to amend the Deed of Trust to reflect the issuance of the New Promissory Note;

NOW, THEREFORE, the parties hereto agree to amend and restate the Deed of Trust as follows:

1.	Any and all references to the promissory note in the Deed of Trust shall mean the New Promissory Note.

2.	All other terms and conditions of the Deed of Trust shall remain in full force and effect.

In Witness Whereof, the undersigned, by its duly elected officer and pursuant to proper authority of its board of directors has duly executed, sealed, acknowledged and delivered this Amendment to the Deed of Trust and Assignment of Rents as of the day and year first above written.

LANGUAGE LINE, INC., a Delaware corporation

By:	/s/ C.J. Brucato, III
Name: C.J. Brucato, III
Title: Vice President

In Witness Whereof, the undersigned has duly executed, sealed, acknowledged and delivered this Amendment to the Deed of Trust and Assignment of Rents as of the day and year first above written.

/S/ DENNIS G. DRACUP
DENNIS G. DRACUP